Exhibit 99.2

DISCLAIMER

This investor presentation ("Investor Presentation") is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Skillz Inc. ("Skillz" or the "Company") or Flying Eagle Acquisition Corp. ("FEAC") or any of their respective affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated in the definitive merger agreement entered into by FEAC and Skillz, and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. FEAC and Skillz assume no obligation to update any information in this Investor Presentation, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, FEAC, which will be renamed Skillz Inc. at closing ("New Skillz"), intends to file a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC"), which will include a proxy statement/ prospectus, and certain other related documents, to be used at the meeting of FEAC stockholders to approve the proposed business combination. Investors and security holders of FEAC are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about Skillz, FEAC and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of FEAC as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: ir@skillz.com.

Participants in the Solicitation

FEAC and its directors and executive officers may be deemed participants in the solicitation of proxies from FEAC's stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in FEAC is contained in the final prospectus for FEAC's initial public offering, which was filed with the SEC on March 6, 2020, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Flying Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California 90067, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available.

Each of Skillz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FEAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the business combination when available.

No Offer or Solicitation

This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Investor Presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Industry and Market Data

This presentation includes information and statistics regarding market participants in the sectors in which Skillz competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but FEAC and Skillz will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures. FEAC and Skillz believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Skillz's management to assess its performance. FEAC and Skillz believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies.

skillz

DISCLAIMER (CONT)

Projections

This Investor Presentation contains projected financial information with respect to Skillz, including Skillz's projected GMV, Take Rate, Revenue, Gross Profit, Contribution and EBITDA for 2020-2022. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "Forward Looking Statements and Investment Considerations" paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Investor Presentation, and the inclusion of such information in this Investor Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of FEAC nor the independent registered public accounting firm of Skillz audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation.

Forward Looking Statements and Investment Considerations

This presentation also contains forward-looking statements, which may be identified by such words as "may", "plans", "expects", "believes", "anticipates" and similar expressions, or by their context. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty, or prediction that FEAC or Skillz will achieve or are likely to achieve any particular future result.
Various factors could cause actual future results, performance or events to differ materially from those described herein. This presentation does not purport to be all-inclusive or to contain all the information that a prospective investor may desire in making an evaluation. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision.

Some of the factors that may impact future results and performance may include, without limitation:

- The impact of pending and future litigation and governmental investigations and inquiries
- The timing and terms of expanded legalized sports and online gaming in various states
- Changes in U.S. federal, U.S. state, and non-U.S. gaming laws and regulations, their interpretation, their enforcement, or the regulatory climate applicable to our existing or future products and services, and their impact on our ability to operate our business, to comply with licensing and regulatory requirements in other jurisdictions, and to obtain requisite services from regulated financial institutions
- Outages, disruptions, breaches, errors, or failures in our products, services, computer systems, and software, which could expose us to financial and legal harm and adversely affect our operating results and growth prospects
- Our integration of, and realization of anticipated benefits, including synergies from, acquisitions
- Our ability to obtain additional capital to support growth, which may not be available on terms acceptable to us, if at all
- Negative events or negative media coverage relating to mobile gaming of the nature underlying the business of Skillz
- The transition to becoming a public company, resulting increases in legal, accounting and compliance expenses, and the impact of our public financial and other disclosures on our negotiations and arrangements with key counterparties

You should not construe the contents of this presentation as legal, business, or tax advice and should consult with your own attorney, business advisor, and tax advisor as to legal, business, tax, and related matters related hereto. You must rely on your own examination of FEAC or Skillz or in this presentation, including the merits and risks involved, and not on any representation made or alleged to have been made by FEAC or Skillz. You should also consult your own legal, tax, or investment counsel regarding the legality or suitability of your investment in these securities under applicable legal, investment, or similar laws, regulations, or fiduciary standards. The information in this document is not targeted at the residents of any particular country and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Furthermore, the securities referred to in this document are not available to persons resident in any jurisdiction or country where such distribution would be contrary to local law or regulation.

ANY INDICATION OF INTEREST FROM PROSPECTIVE INVESTORS IN RESPONSE TO THIS PRESENTATION INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

skillz

The Future of Entertainment Investor Presentation September 2020

5 Developers to share their art with the world Gamers to connect through meaningful competition

6 $1.6B Gross Marketplace Volume (GMV) 2B tournaments per year

7 love

8 Fulfilling a human desire for community and competition 62 52 41 40 37 28 17 Minutes Per User Per Day Generating 70% more engagement than the #1 mobile game Mobile Gaming Average Note: Based on Skillz Data for calendar year 2019 and publicly available information.

9

10 $225M ‘20E Revenue 88% ’19 - '20E growth rate 4.7x 3 - Yr LTV / UAC 4 mos. Payback Period Best - in - class results and recognition

11

12 Comprehensive Technology Platform Gamer competition engine Live ops system Developer console Network data science technologies

13 Gaming Platform Player rating and matching Anti - cheat & anti - fraud Social features Loyalty rewards Payments Content discovery 24/7 support Tournaments and leagues Key Features

14 The mobile gaming market is the future of entertainment

MOVIES $43B $57B MUSIC $123B BOOKS $149B GAMING Gaming has eclipsed movies, music, and books 15 Source: Newzoo, PWC, Grandview Research. Note: OTT = “over the top” (i.e. streaming media offered directly to viewers via the internet. Movies = Global Film Box Office. $294B TELEVISION '14 - '19 CAGR 6% 5% 2% 12% 2% 20% $45B OTT

16 their inner champion

17 Our demographic is the mass market Income <$25k $25K – $50K $50K – $75K $75K – $100K $100K – $150K $150K+ 10% 33% 30% 11% 9% 7% Age 18 – 25 26 – 35 36 – 45 46 – 55 66+ 10% 22% 23% 23% 15% 15% 56 – 65 Gender 57% 43% Female Male Source: Income and Age demographics from Axciom survey data of paying users (2018). Gender demographics from Ad Network inst all data (2019).

18 GAMER 2 YOU LOSE GAMER 1 YOU WIN!

19 23% More Raised by Skillz than Komen expected 25K+ New non - profit donors across 10 events K 0 18 # of Skillz Charity Donors Age

20 30,000 (2009) Game Developers 10 million (today) Game Developers More game developers equals

21 don’t work anymore

22 The old business models Ads interrupt gameplay In - game purchases lock users out of content (“pay to win”)

$21.00 $4.85 $0.25 #1 #1,000,000 23 Explosion in game content makes it hard to get discovered Revenue Per Install (RPI) for the best iOS game in the world: $21 GAME RANK BY REVENUE PER INSTALL Avg. Cost Per Install (CPI): $4.85 (2019) Avg. Cost Per Install (CPI): $0.25 (2014) Source: App Annie and Liftoff.

24 We are redefining entertainment

25 Gamers Developers WHAT THEY VALUE Community Fun Discovery Monetization WHAT OLD MODELS DELIVER Interruption Pay to win Broken economics Gimmicks

26 Gamers Developers HOW SKILLZ DELIVERS Meaningful connection Fair competition Network exposure Financial Success WHAT THEY VALUE Community Fun Discovery Monetization

27 Developer Solutions Anti - fraud and payments Customer support Game launch optimization Prize fulfillment Event ops Marketing - as - a - service Managed server hosting Analytics

28 Live Operations Key Features Multi - variate testing Cross - application personalization Charity events Player incentive optimization Brand - sponsored tournaments Lifecycle engagement marketing SUPERIOR MONETIZATION $6.30 $1.70 $0.00 $2.00 $4.00 $6.00 $8.00 Skillz ZNGA & GLUU Average ARPU (2019) Note: Based on simple average mobile ARPU for Zynga ($1.51) and Glu Mobile ($1.89) in 2019. The ARPU, or Average Revenue Per Monthly Active User, for Zynga and Glu Mobile is calculated as the average monthly revenue (annual revenue divided by 12) per average monthly active user.

29 Our platform is underpinned by data science Anti - cheat and anti - fraud Player rating and matching Algorithmic skill vs. chance testing Segmentation engine

30 doing what they love

7 10 15 23 34 2016 2017 2018 2019 1H'20 # of games >$1M annualized GMV 31 2016 2017 2018 2019 #1 #2 #3 #4 #5 1H’20

32 with compelling economics

33 Generating profitable growth with capital efficiency $.B $1.B $2.B $3.B $4.B 2016 2017 2018 2019 2020E 2021E 2022E $104M Total Capital Invested* $132M Cash + Undrawn Debt* $3.8B GMV $555M Revenue $.B $.1B $.2B $.4B $.5B $.6B 2016 2018 2020E 2022E * As of June 30, 2020. Undrawn debt based on $30M Revolving Credit Facility plus $30M Mezzanine Term Loan.

Grow ARPU New Monetization Robust opportunities to invest in growth 34 1.5% share Monthly Gamers x Skillz ARPU iOS Market Opportunity: $8B + Android TAM: $15B + New Genres TAM: $24B + International TAM: $125B+ Go Global Expand Content Unique Distribution Note: TAM = Total Addressable Market.

Proposed Transaction Summary ■ Flying Eagle Acquisition Corp. (“FEAC”) is a publicly listed special purpose acquisition company with over $690 million of cash in trust ■ FEAC has agreed to combine with Skillz based on a $3.5 billion pre - money equity value ■ Historical annual revenue growth of over 100% 1 ■ Andrew Paradise will hold approximately 18% of the equity post - transaction ■ 24 - Month Lockup: Substantially all shares held by existing Skillz stockholders and the Founder group subject to a 24 - month lock - up period with limited 1.5m share quarterly releases per stockholder commencing 180 days post - closing ■ Skillz will maintain, post - closing, a dual class stockholder structure with super voting rights for Andrew Paradise at a ratio of 20:1 ■ After giving effect to the transaction, the company will have approximately $250 million of unrestricted cash with public equity currency to accelerate growth ■ Total merger consideration to Skillz stockholders of $3.5 billion, which is expected to be comprised of $609 million in cash consideration (assuming no redemptions) and the remainder in stock issued by FEAC ■ Andrew Paradise and Casey Chafkin, founders of Skillz, have indicated they currently intend to receive substantially all of their merger consideration in the form of stock Post - Transaction Ownership 2 Illustrative Sources and Uses ($ Millions) 35 Notes: | 1 Based off 2018A to 2020E revenue CAGR; 2 Post - transaction ownership excludes shares subject to earn - out

36 Appendix: comparable companies benchmarking Note: Factset, Company Filings, Thomson, Market Data as of July 28, 2020. “EV” means Enterprise Value. 1 Skillz implied multiples based on a $3.5Bn pre - money equity value 57% 45% 40% 38% 35% 35% 33% 28% 24% 21% 19% 18% 0% 30% 60% Skillz DraftKings Shopify MercadoLibre Snap Roku Pinterest Square Wix Tencent Etsy Paypal 2020E - 2022E Revenue CAGR 6.2x 27.9x 12.4x 10.4x 9.5x 8.9x 7.7x 7.4x 7.2x 7.1x 6.8x 6.7x 0.0x 15.0x 30.0x Skillz Shopify DraftKings Wix Snap MercadoLibre Etsy Paypal Roku Square Tencent Pinterest EV/2022E Revenue 6.4x 49.9x 26.3x 17.1x 16.0x 15.3x 15.2x 15.1x 15.1x 15.0x 11.1x 9.3x 0.0x 30.0x 60.0x Skillz Shopify DraftKings Square MercadoLibre Roku Tencent Paypal Wix Snap Etsy Pinterest EV/2022E Gross Profit Peer Median: 33% Peer Median: 7.7x Peer Median: 15.2x 1 1

37 Appendix: comparable companies benchmarking Note: Factset, Company Filings, Thomson, Market Data as of July 28, 2020; *Shopify multiples excluded from average; Revenue M ult iple (Growth Adj.) calculated by (Revenue Multiple)/(2020E – 2022E Revenue CAGR*100); NM means multiple >50x or <0x 1 Skillz implied multiples based on a $3.5Bn pre - money equity value

38 Appendix: P&L Summary GMV Take Rate Revenue Gross Profit Contribution Adj. EBITDA 2017 $120 14% $17 $16 - $3 - $10 $3,790 15% $555 $534 $245 $8 2022E 2018 $365 14% $51 $49 $6 - $18 2019 $886 14% $120 $114 $29 - $23 2020E $1,566 14% $225 $216 $82 - $47 2021E $2,519 15% $366 $352 $156 - $14 ($ in Millions) (1) Take Rate is defined as the percentage of the entry fees retained by Skillz for each paid contest after prizes and incent ive s for players and profit share to developers. (2) Contribution is defined as Adj. EBITDA before User Acquisition Cost. (3) Adj. EBITDA is defined as EBITDA before non - recurring items and stock - based compensation. (2) (1) (3)

39 Appendix: Continued momentum in 1h 2020 With attractive revenue growth (1) Monthly Active Users refers to the number of end - users who entered into a contest on our platform at least once in a given m onth, averaged over each month in the quarter. (2) Average Revenue Per Monthly Active User (“ARPU”) refers to the average revenue in a given month divided by MAU in that mo nth , averaged over the quarter. Q1 ‘20 Y/Y Q2 ‘20 Y/Y GMV $306M 63% $413M 101% Revenue $44M 67% $59M 111% MAU (1) 2.6M 102% 2.6M 88% ARPU (2) $5.57 $7.72

40 GMV Take Rate Revenue Gross Margin Adj. EBITDA Margin TODAY 100% 14% 100% 95% - 20% 100% 20% 100% 95% 30% LONG TERM Appendix: Long Term Model

Appendix: Skill vs. chance games 41 Skillz uses a patented Skill Classification Algorithm to determine skill of video game Skillz Patent: US 8882576 B1 • Authored by Dr. Peter Winkler: Professor of Math, Statistics, and Computer Science at Dartmouth • Classifies a game as a game of skill or a game of chance by examining the distribution of player score outcomes • Determines the skill factor in a game based on whether a player is able/ unable to improve over time (e.g., slots vs. chess) • Skillz games are similar to physical sports including pool, golf and bowling Games of Skill Games of Chance COMPLIANCE REVIEWS BY LEADING PARTNERS Note: In the graphs above, the X axis represents the time spent playing the game and the Y axis represents the score achieved .